UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                           April 20, 2005


                       BayCorp Holdings, Ltd.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
            ---------------------------------------------
           (State or other jurisdiction of incorporation)


               1-12527                       02-0488443
       ----------------------           --------------------
       Commission File Number              (IRS Employer
                                        Identification No.)


       1 New Hampshire Avenue
              Suite 125                        03801
      Portsmouth, New Hampshire              ---------
      -------------------------              (Zip Code)
        (Address of principal
         executive offices)



         Registrant's telephone number, including area code:
                           (603) 766-4990


                                 N/A
     -----------------------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On April 19, 2005, Nacogdoches Gas, LLC, ("Nacogdoches Gas") a wholly-owned subsidiary of BayCorp Holdings, Ltd. ("BayCorp"), completed its acquisition of natural gas production assets in Nacogdoches County, Texas formerly owned by SunStone Corporation ("SunStone") for approximately $3.4 million.

     The acquired assets include a 90% undivided interest in:

          Net revenue interests ranging from approximately 20% to approximately 30% in four producing gas wells. The current production attributed to the net revenue interests in these four wells is approximately 250 thousand cubic feet of natural gas per day and the estimated reserves attributed to the net revenue interests being acquired are approximately 1.25 bcf.

          A  75.6%  ownership interest in 3D seismic survey  data
          that   covers   approximately  49   square   miles   in
          Nacogdoches County.

          A  37.8%  undivided leasehold interest in approximately
          3,800 acres within the area covered by the 3D seismic survey data.

     Nacogdoches Gas acquired SunStone's assets in accordance with the terms of the Project Development Agreement dated January 7, 2005 between Sonerra Resources Corporation ("Sonerra") and Nacogdoches Gas and the Acquisition Agreement dated as of March 22, 2005 among Sonerra, Pinnacle Energy Group, L.C. and Nacogdoches Gas. Under its agreement with Sonerra, Nacogdoches Gas will have a 90% interest and Sonerra will have a 10% interest in these assets until 110% of the $3.4 million purchase price of the SunStone assets and all of the funding provided by Nacogdoches Gas for wells drilled under the January 7, 2005 agreement is recovered. Once Nacogdoches Gas recovers its investment and other operating costs, its interest in all assets will become 50% and Sonerra will own the other 50%.

     Other than the transactions described above, there is no material relationship between BayCorp (including its subsidiaries) and SunStone. The funds for the purchase were raised by BayCorp as part of the convertible debt financing with the Sloan Group Ltd. closed on March 15, 2005 and disclosed in BayCorp's Current Report on Form 8-K filed on March 18, 2005.

     On April 20, 2005, BayCorp issued a press release reporting the completion of the acquisition of the SunStone assets.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a)(1) of Form 8-K will be filed pursuant to an amendment to this Current Report on Form 8-K not later than seventy one
          (71) calendar days after the date this current report must be filed.

     (b)  Pro Forma Financial Information.

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

          As permitted by Item 9.01(b)(2) for Form 8-K, the pro forma financial information required by Item 9.01(b)(1) of Form 8-K will be filed pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

     (c)  Exhibits.

          Exhibit 2.1* Acquisition   Agreement   among    Sonerra
                       Resources  Corporation,  Pinnacle   Energy
                       Group,  L.C., and Nacogdoches Gas,  L.L.C.
                       relating to the acquisition of certain assets of SunStone Corporation dated as of March 22, 2005.

          Exhibit 2.2 Project Development Agreement between Sonerra Resources Corporation and Nacogdoches Gas, L.L.C. dated January 7, 2005 and filed as Exhibit 2.4 to the Company's Annual Report on Form 10-K (File No. 1-12527) on March 31, 2005 and
                       incorporated herein by reference.

          Exhibit 99   Press   release  dated  April   20,   2005
                       reporting    the   completion    of    the
                       acquisition of certain assets of  SunStone
                       Corporation.

*Certain disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                          BAYCORP HOLDINGS, LTD.



APRIL 25, 2005         By: /s/ Anthony M. Callendrello
                          -------------------------------
                          Anthony M. Callendrello
                          Secretary and Chief Operating Officer



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

<Caption

EXHIBIT INDEX


  Exhibit
  Number     Description

   2.1*      Acquisition   Agreement  among   Sonerra   Resources
             Corporation,  Pinnacle  Energy  Group,   L.C.,   and
             Nacogdoches  Gas, L.L.C. relating to the acquisition
             of  certain assets of SunStone Corporation dated  as
             of March 22, 2005.

    2.2      Project   Development  Agreement   between   Sonerra
             Resources  Corporation and Nacogdoches  Gas,  L.L.C.
             dated  January 7, 2005 and filed as Exhibit  2.4  to
             the  Company's Annual Report on Form 10-K (File No0.
             1-12527)  on March 31, 2005 and incorporated  herein
             by reference.

    99 Press release dated April 20, 2005 reporting the completion of the acquisition of certain assets of SunStone Corporation.



*Certain  disclosure  schedules and exhibits  have  been  omitted
pursuant  to  Item 601(b)(2) of Regulation S-K.   The  Registrant
will  furnish  supplementally a copy of any omitted  schedule  or exhibit to the Securities and Exchange Commission upon request.




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